THRIVENT MUTUAL FUNDS

Form N-SAR for
Fiscal Period Ended 4-30-10

INDEX TO EXHIBITS

EXHIBIT NO.	ITEM

1.	Transactions effected pursuant to Rule 10f-3. (Item 77.O.)